EXECUTION VERSION

  Exhibit 10.2

PATENT LICENSE AMENDMENT AGREEMENT

This Patent License Amendment Agreement (“PLAA”) is made as of December 9, 2016, by and between VistaGen Therapeutics, Inc., with principal offices located at 343 Allerton Avenue, South San Francisco, CA 94080 (“VistaGen”), and the University Health Network, an Ontario corporation, incorporated under the University Health Network Act 1997, having a business office at 101 College Street, Suite 150, Toronto, Ontario, Canada M5G 1L7 (“UHN”). VistaGen and UHN may individually be referred to as a “Party”, and collectively as the “Parties”.

WHEREAS, VistaGen and UHN contemplate a restructuring of their various collaborative activities and contractual relationships related to that certain Sponsored Research Collaboration Agreement dated September 18, 2007, as amended (“SRA”);

WHEREAS, pursuant to that SRA, the Parties have entered (or shall enter) into certain license agreements, as further identified below (collectively the “License Agreements”);

WHEREAS, pursuant to Section 12.5 of each of the License Agreements, no modification shall be effective unless reduced to writing and signed by each Party.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows.

1. Unless defined otherwise in this PLAA, capitalized terms shall have the meanings ascribed to them in the License Agreements.

2. The License Agreements to which this PLAA applies are the following:

(a) “License Agreement Number 1,” dated as of October 24, 2011, conveying US and foreign rights related to International Patent Application PCT/CA2011/000965; also indicated as UHN SRA License No. 1;

(b) “License Agreement,” dated as of December 22, 2014, conveying US and foreign rights to [*****], also indicated as UHN SRA License No. [*****];

(c) “License Agreement” dated as of December 9, 2016, conveying US and foreign rights to [*****], also indicated as UHN SRA License No. [*****]; and

(d) “License Agreement” dated as of December 9, 2016, conveying US and foreign rights to [*****], also indicated as UHN SRA License No. [*****].

3. The following provisions of Exhibit A (DEFINITIONS) and of Section 8.3 of each of the License Agreements shall be amended as follows:

(a)
The definition of “Sublicense Agreement” in Exhibit A shall be deleted and replaced with the following:

“Sublicense Agreement” shall mean any agreement or commitment pursuant to which any of the rights of Licensee under this Agreement are directly sublicensed to a Third Party, or are otherwise further extended, granted or given to another Third Party by a subsequent downstream sublicense (e.g., via a sub-sublicense; with any and all such Third Parties being referred to as a Sublicensee).”

(b)
The definition of “Sublicensee” in Exhibit A shall be deleted and replaced with the following:

“Sublicensee” shall mean any Third Party to whom Licensee (or its Affiliates) has directly granted, or has otherwise been further or subsequently extended, granted or given, rights to use any of Licensee’s rights under this Agreement.”

(c)
The definition of “Sublicensing Consideration” in Exhibit A shall be deleted and replaced with the following:

“Sublicensing Consideration” shall mean the aggregate consideration received by Licensee or its Affiliates in consideration for granting [*****] sublicense rights to a Sublicensee under the Licensed IP, including without limitation license fees, milestone fees, minimum royalties, and earned royalties, but excluding (a) milestone payments solely and specifically related to the Section 4.1.A Milestone Events, (b) payments received further to the Therapeutic License Fee, (c) amounts received to fund or reimburse Licensee’s or its Affiliates’ cost to perform research, development or similar services specifically and directly associated with Licensed Products, (d) amounts received in reimbursement of Licensed IP patent or other Licensed IP-related out-of-pocket expenses specifically and directly associated with Licensed Products; and (e) amounts received in consideration for the sale of any debt or securities of Licensee or its Affiliates, to the extent any such debt and securities were not received as consideration for the sublicense.”

(d)
References in Section 8.3 to “Section 4.2.1” shall be replaced with references to “Section 4.2”.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. The Parties expressly agree that the provisions of Section 4 of each of the License Agreements shall be deleted and replaced by the following:

4. FINANCIAL CONSIDERATIONS

4.1 Development-Based Milestone Payments. At such time as any Licensed Product of Licensee (or its Affiliates or Sublicensees) first achieves a Milestone Event as described below, Licensee shall pay to Licensor the Milestone Payment specified below. The specified milestone payment shall be made within [*****] days after the later to occur of the Milestone Event or the receipt by Licensee or its Affiliate of a corresponding payment made by a Sublicensee. For the avoidance of doubt, such payments shall be made only once for the occurrence of any particular Milestone Event, even if such Licensed Product falls within the scope of more than one of the License Agreements or even if other Licensed Products subsequently also achieve such Milestone Event. Dollar ($) amounts are US dollars.

A. Milestone Events for Therapeutic-Related Licensed Products.

(i) [*****] of any upfront payment (otherwise a “Therapeutic License Fee”) received by Licensee in connection with the signing of a cardiac cell therapy sublicense transaction.

(ii) [*****].

(iii) [*****].

(iv) [*****].

(v) [*****].

(vi) [*****].

(vii) [*****].

(viii) [*****].

(ix) [*****].

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

B. Milestone Events for Service-Related Licensed Products.

(i) [*****].

4.2 Royalties and Sublicensing Consideration.

(a) Royalty Rate for Sales by Licensee and Affiliates. Licensee shall pay to Licensor three percent (3%) of the first $25 million of cumulative Revenues derived from Net Sales and Service Sales made by Licensee or its Affiliates, and two percent (2%) of all additional cumulative Revenues from Net Sales and Service Sales made by Licensee or its Affiliates, subject to the permitted reductions pursuant to Sections 4.3 and 4.4.

(b) Sublicensing Consideration. Licensee shall pay to Licensor [*****] of Sublicensing Consideration received by Licensee or its Affiliates.

4.3 Third Party Royalties. If Licensee or its Affiliates is required to pay royalties to any Third Party that are, in the opinion of an independent patent attorney (reasonably acceptable to both parties), necessary to practice the inventions claimed in the Licensed IP, then Licensee shall have the right to credit such Third Party royalty payments against the royalties owing to Licensor under Section 4.2(a); provided, however, that the foregoing credits shall not reduce the amount of the royalties payable to Licensor under Section 4.2(a) above by more than fifty percent (50%).

4.4 Combination Products. If a Product consists of (i) components that are covered by Licensor's Valid Claims, plus (ii) additional active pharmaceutical agents, or functional components reasonable necessary for formulation or delivery of the Product that are not covered by a Valid Claim, but that are covered by a valid claim of a Third Party patent, then for purposes of the royalty payments under Section 4.2(a), the Revenues shall be equitably allocated between the components covered by Licensor's Valid Claim and the components covered by the Third Party patent, with only the portion of Revenues allocated to Licensor's Valid Claims being used for purposes of the royalty calculation in Section 4.2(a) for such combination Product. To the extent the parties are unable to agree on the equitable allocation described above, any dispute shall be resolved in accordance with Section 12.3 of this Agreement. Notwithstanding the aforementioned, the foregoing allocation shall not reduce the amount of the royalties payable to Licensor under Section 4.2(a) above by more than fifty percent (50%).

5. Royalty Reports, R&D Plan and Progress Reports. With regard to any reports required of VistaGen that relate to a sublicensee activities, reports received by VistaGen from such sublicensee and timely provided to UHN shall satisfy VistaGen’s reporting obligations under the License Agreements for sublicensed activities. UHN hereby covenants that it shall not use or disclose any information included in such sublicensee reports for any purpose other than determining whether a sublicensee has complied with the obligations otherwise required of VistaGen.

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Full Force and Effect. To the extent not expressly addressed by this PLAA, the License Agreements shall remain in full force and effect.

7. Entire Agreement. This PLAA, together with the License Agreements, represent the entire agreement of the Parties and shall supersede any and all previous contracts, arrangements or understandings between the Parties with respect to the subject matter of the License Agreements.

8. Governing Law. This PLAA shall be governed by, and construed and interpreted in accordance with, the laws of the province of Ontario (Canada), without reference to its conflicts of laws principles.

9. Modification. No alteration, amendment, change or addition to this PLAA shall be binding upon the Parties unless reduced to writing and signed by each Party.

10. Effect. This PLAA covers multiple License Agreements for the convenience of the Parties. It shall have the same effect as if amendments to each of the relevant Sections had been agreed to as separate and individual amendments to each of the four License Agreements.

11. Conforming Changes. The Parties acknowledge that they have signed this PLAA, which modifies four separate License Agreements, for mutual convenience, and agree that conforming changes to this PLAA and the four License Agreements shall be made upon either Parties’ reasonable request so as to give effect the Parties’ intentions and objectives for this PLAA.

12. Counterparts. This PLAA may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same PLAA. Alternatively, the Parties may agree to the execution and exchange of this PLAA as a single document in electronic format (e.g., “pdf”).

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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Parties have caused this PLAA to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

VISTAGEN THERAPEUTICS, INC.

By:  /s/ Shawn K. Singh

Name:  Shawn K. Singh

Title:  Chief Executive Officer

By:  /s/ Bradly G. Wouters

Name:  Bradly G. Wouters

Title:  Executive VP, Science & Research
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VISTAGEN THERAPEUTICS, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. VISTAGEN THERAPEUTICS, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.